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                    INTERCREDITOR AND COLLATERAL AGENCY AGREEMENT


         This Intercreditor and Collateral Agency Agreement (this "Agreement"), dated as of August 18, 1997, is by and among Marine Midland Bank, as trustee (the "Trustee"), under the Indenture, dated as of August 15, 1996 (the "Indenture"), between International Wireless Communications Holdings, Inc., a Delaware corporation (the "Company"), and the Trustee, and those lenders listed on Exhibit A (the "Lenders") to the Loan Agreement between the Company and the Lenders dated as of August 18, 1997 (the "Loan Agreement" or "Bank Facility"), and Bankers Trust Company, as Collateral Agent (as defined below). All terms used herein which are defined in Section 1 hereof or in the text of any other Section hereof shall have the meanings given therein. Capitalized terms used but not defined herein shall have the meanings assigned thereto in the Indenture.

         1.   DEFINITIONS.

         For the purposes of this Agreement, the following terms shall have the meanings specified with respect thereto below. Any plural term that is used herein in the singular shall be taken to mean each entity or item of the defined class and any singular term that is used herein in the plural shall be taken to mean all of the entities or items of the defined class, collectively.

         "Avoided Payments" shall mean any payment of any Secured Indebtedness made to any Secured Party hereunder that is subsequently invalidated, declared fraudulent or preferential, set aside or required to be paid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause.

         "Collateral" shall mean all property and assets, and interests in property and assets, upon or in which the Company has granted a lien or security interest to the Collateral Agent or any Secured Party to secure any Secured Indebtedness.

         "Collateral Agent" shall mean Bankers Trust Company, in its capacity as agent for the Secured Parties pursuant to this Agreement, or any successor or replacement agent which may be appointed pursuant to this Agreement.

         "Collateral Agent Expenses" shall mean all reasonable costs and expenses incurred by the Collateral Agent under this Agreement and the Pledge Agreements when acting with a good faith belief that its actions are not contrary to the provisions of this Agreement, including in connection with the realization upon or protection of the Collateral or enforcing or defending any lien upon or security interest in the Collateral or any other action taken under or in connection with this Agreement or the Pledge Agreements, reasonable expenses incurred for legal counsel in connection with the foregoing, and any other costs, expenses or liabilities incurred by the Collateral Agent for which the Collateral Agent is entitled to be reimbursed or indemnified pursuant to this Agreement or any Collateral Document.

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         "Collateral Agent Obligations" shall mean, without duplication, all obligations of the Company to pay, reimburse or indemnify the Collateral Agent for any Collateral Agent Expenses.

         "Collateral Documents" shall mean the Pledge Agreements, any other agreement, document or instrument in effect on the date hereof or executed after the date hereof under which the Company has granted a lien upon or security interest in any property or assets to secure all or any part of the Secured Indebtedness and all financing statements, certificates, documents and instruments relating thereto or executed or provided in connection therewith, each as amended, restated, supplemented or otherwise modified from time to time.

         "Enforcement" shall mean (a) for any Secured Party or any holder of Securities to make demand for payment of or accelerate the time for payment prior to the scheduled payment date of any Secured Indebtedness, (b) for any Secured Party or any holder of Securities to commence the judicial enforcement of any rights or remedies under or with respect to any Financing Agreement or any Secured Indebtedness, or to set-off or appropriate any balances held by it for the account of the Company or any other property at any time held or owing by it to or for the credit or for the account of the Company, (c) for the Collateral Agent to commence the judicial enforcement of any rights or remedies under any Collateral Document (other than an action solely for the purpose of establishing or defending the lien or security interest intended to be created by any Collateral Document upon or in any Collateral as against or from claims of third parties on or in such Collateral), to set-off or appropriate any balances held by it for the account of the Company or any other property at any time held or owing by it to or for the credit or for the account of the Company or to otherwise take any action to realize upon the Collateral, or (d) the commencement by, against or with respect to the Company of any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law or for the appointment of a receiver for the Company or its assets.

         "Event of Default" shall mean an "Event of Default", as defined in any Financing Agreement.

         "Financing Agreements" shall mean the Indenture and the Loan Agreement (including the agreements and other exhibits attached thereto).

         "Lender(s)" shall mean the lenders under the Bank Facility.

         "Person" shall mean and include an individual, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, and a government or any department or agency thereof

         "Refinanced Person" shall have the meaning given in Section 16(b).

         "Refinancing Person" shall have the meaning given in Section 16(b).

         "Repurchase Offer" shall have the meaning specified in the Indenture.


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         "Required Secured Parties" at any time shall mean the holders of more than 50% of this aggregate outstanding principal amount of the Securities and the indebtedness outstanding under the Bank Facility.

         "Requisite Lenders" shall have the meaning specified in the Loan Agreement; PROVIDED, HOWEVER, that upon and after the day that is 91 days after the payment in full of all obligations of the Company to the Lenders under the Loan Agreement, all requirements herein for the approval or consent of the Requisite Lenders shall refer to the approval or consent of the Trustee.

         "Requisite Securityholders" at any time shall mean holders of Securities (or, without duplication, the Trustee acting at the direction of holders of Securities) representing, in the aggregate, more than 50% of the aggregate outstanding principal amount of all Securities; PROVIDED, HOWEVER, that upon and after the day that is 91 days after the payment in full of all obligations of the Company under the Indenture and the Securities to the Trustee and the holders of the Securities, all requirements herein for the approval or consent of the Requisite Securityholders shall refer to the approval or consent of the Requisite Lenders.

         "Secured Indebtedness" shall mean the Collateral Agent Obligations and the indebtedness, liabilities and obligations of the Company under the Indenture and the Securities to the Trustee and the holders from time to time of the Securities and under a Financing Agreement relating to a Bank Facility to the Lenders thereunder, and any agent for such Lenders, now or hereafter owed to any Secured Party evidenced by or arising under, by virtue of or pursuant to the Financing Agreements, the Securities, or the Collateral Documents, whether such indebtedness, liabilities and obligations are direct or indirect, now exist or hereafter arise, and all renewals and extensions thereof; PROVIDED, HOWEVER, that maximum amount of indebtedness, liabilities and obligations of the Company to all Lenders under any Financing Agreements relating to the Bank Facility shall not exceed $20 million (or such other amount permitted to be incurred by the Company under the Indenture).

         "Secured Parties" shall mean the Lender and the Trustee, for itself and on behalf of the holders of the Securities.

         "Trustee" shall mean Marine Midland Bank in its capacity as trustee under the Indenture, or any successor or replacement trustee that may be appointed pursuant to the Indenture.

         2. APPOINTMENT OF BANKERS TRUST COMPANY AS COLLATERAL AGENT FOR THE SECURED PARTIES.

              (a) APPOINTMENT OF COLLATERAL AGENT. Subject in all respects to the terms and provisions of this Agreement, the Secured Parties hereby appoint Bankers Trust Company to act as agent for the benefit of the Secured Parties with respect to the liens upon and the security interests in the Collateral and the rights and remedies granted under and pursuant to the Collateral Documents, and Bankers Trust Company hereby accepts such appointment and agrees to act as such agent. To the extent necessary or desirable to enable the Collateral Agent to


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enforce or otherwise foreclose and realize upon any of the liens or security interests in the Collateral in any legal proceeding which the Collateral Agent either commences or joins as a party in accordance with the terms hereof, each of the Secured Parties agrees to join as a party in such proceeding and take such action therein to enforce and obtain a judgment for the payment of the Secured Indebtedness held by it or as to which it is the trustee, subject, in the case of the Trustee, to its right to prior indemnity, and other provisions granting it rights not to take action, under the Indenture.

              (b) DUTIES OF COLLATERAL AGENT. Subject to the Collateral Agent having been directed to take such action in accordance with the terms of this Agreement, each Secured Party hereby irrevocably authorizes the Collateral Agent to take such action on its behalf under the provisions of the Collateral Documents and any other instruments, documents and agreements referred to therein and to exercise such powers thereunder as are specifically delegated to the Collateral Agent by the terms thereof and such other powers as are reasonably incidental thereto. Subject to the provisions of Section 10 hereof, the Collateral Agent is hereby irrevocably authorized to take all actions on behalf of the Secured Parties to enforce the rights and remedies of the Collateral Agent and the Secured Parties provided for in the Collateral Documents or by applicable law with respect to the liens upon and security interests in the Collateral granted to secure the Secured Indebtedness; PROVIDED, HOWEVER, that, notwithstanding any provision to the contrary herein or in any of the Collateral Documents, (i) the Collateral Agent shall act at all times solely at and in accordance with the written direction of the Required Secured Parties, (ii) the Collateral Agent shall not, without the written consent of the Requisite Lenders and the Requisite Securityholders, release or terminate by affirmative action or consent any lien upon or security interest in any Collateral granted under any Collateral Documents except (x) upon dispositions of Collateral by the Company as permitted in accordance with the terms of the Financing Agreements or the Collateral Documents prior to the occurrence of an Event of Default (and, for this purpose, the Collateral Agent
(1) shall not be deemed to have knowledge of an Event of Default unless the Collateral Agent has received notice thereof, and (2) may rely, as to whether a disposition of Collateral is permitted by the Financing Agreements or the Collateral Documents, upon a certificate signed by the Requisite Lenders (as defined in the Loan Agreement), as to the Bank Facility, and the Trustee, as to the Indenture, and any such certificate shall be full warranty by the applicable Secured Party to the Collateral Agent as to the truth of the matters certified to for any action taken by the Collateral Agent in reasonable reliance thereon), and (y) upon disposition of such Collateral after an Event of Default pursuant to direction given under clause (i) hereof, and (iii) the Collateral Agent shall not accept any Secured Indebtedness in whole or partial consideration for the disposition of any Collateral. The Collateral Agent agrees to make such demands and give such notices under the Collateral Documents as may be requested by, and to take such action to enforce the Collateral Documents and to foreclose upon, collect and dispose of the Collateral or any portion thereof as may be directed by, the Required Secured Parties; PROVIDED, HOWEVER, that the Collateral Agent shall not be required to take any action (A) that is contrary to law or the terms of the Collateral Documents, or this Agreement, or (B) if the Collateral Agent determines, in good faith, that the potential Collateral Agent Expenses resulting from such action are likely to exceed the amounts available for distribution to the Collateral Agent pursuant to Section 5(a)(i) hereof, and so notifies the Secured Parties giving the Collateral Agent the direction to take such action, unless


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the Collateral Agent is provided adequate security and indemnity against the
Collateral Agent Expenses which may be incurred by it in taking such action and complying with any such request or direction, including such reasonable advances as may be requested by the Collateral Agent.

              (c) REQUESTING INSTRUCTIONS. The Collateral Agent may at any time request directions from the Secured Parties as to any course of action or other matter relating to the performance of its duties under this Agreement or the Collateral Documents and the Secured Parties shall respond to such request in a reasonably prompt manner. The Collateral Agent shall have the right at any time to seek instructions concerning its obligations hereunder from any court of competent jurisdiction.

              (d) EMERGENCY ACTIONS. If the Collateral Agent has asked the Secured Parties for instructions following the receipt of any notice of an Event of Default and if the Required Secured Parties have not responded to such request within 30 days, the Collateral Agent may, but shall not be obligated to, take such actions with regard to such Event of Default which the Collateral Agent, in good faith, believes to be reasonably required to protect the Collateral from damage or destruction; PROVIDED, HOWEVER, that once instructions have been received from the Required Secured Parties, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto.

              (e) DOCUMENT AMENDMENTS. No amendment, supplement, modification, restatement, or waiver of any provision of any Collateral Document or any consent to any departure by the Company therefrom which could reasonably be expected to adversely affect any of the Secured Parties' rights or interests thereunder or with respect to any of the Collateral, or any of the Collateral Agent's rights, immunities or indemnities hereunder or thereunder or which could reasonably be expected to impose any additional responsibilities upon any Secured Party or the Collateral Agent shall be effective against such Person without the written consent of such Person (in the case of any Secured Party, given in accordance with the applicable Financing Agreements and Collateral Documents).

              (f) ADMINISTRATIVE ACTIONS. The Collateral Agent may, but shall not be obligated to, take such actions hereunder and under the Collateral Documents not inconsistent with the instructions of the Required Secured Parties or the terms of the Collateral Documents, and this Agreement, as the Collateral Agent deems necessary or appropriate to perfect or continue the perfection of the liens on the Collateral for the benefit of the Secured Parties.

              (g)  COLLATERAL AGENT ACTING THROUGH OTHERS.  The Collateral
Agent may perform any of its duties under this Agreement and the Collateral Documents by or through attorneys (which attorneys may be the same attorneys who represent any Secured Party), agents or other persons reasonably deemed appropriate by the Collateral Agent. In addition, the Collateral Agent may act in good faith reliance upon the opinion or advice of attorneys, accountants and other experts selected by the Collateral Agent, and any action so taken in such good faith reliance shall be authorized and protected. In all cases the Collateral Agent may pay customary and reasonable compensation to all such attorneys, agents or other persons as may be


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employed in connection with the performance of its duties under this Agreement and the Collateral Documents.

              (h)  RESIGNATION AND REMOVAL OF COLLATERAL AGENT.

                   (i) The Collateral Agent (A) may resign at any time upon notice to the Secured Parties, (B) may be removed at any time upon the written request of the Required Secured Parties sent to the Collateral Agent and the other Secured Parties and (C) shall resign at any time when it may not legally act as agent for the Secured Parties hereunder.

                   (ii) If the Collateral Agent shall resign or be removed, the Trustee shall have the right to select and appoint a replacement Collateral Agent that meets the requirements of clause (v) below by notice to the Collateral Agent and the other Secured Parties.

                   (iii) Upon any replacement of the Collateral Agent, the Collateral Agent shall assign all of the liens upon and security interests in all Collateral under the Collateral Documents, and all right, title and interest of the Collateral Agent under all the Collateral Documents, to the replacement Collateral Agent, without recourse to the Collateral Agent or any Secured Party, and transfer and pay over to the replacement Collateral Agent all moneys and other properties held by the Collateral Agent hereunder, all at the expense of the Company.

                   (iv) No resignation or removal of the Collateral Agent shall become effective until a replacement Collateral Agent shall have been selected as provided herein and shall have assumed in writing the obligations of the Collateral Agent hereunder and under the Collateral Documents. In the event that a replacement Collateral Agent shall not have been selected and appointed as provided in clause (h)(ii) and have assumed such obligations within 30 days after notice of the resignation or removal of the Collateral Agent, then the Collateral Agent may select and appoint for and on behalf of the Secured Parties a replacement Collateral Agent so long as such replacement Collateral Agent meets the requirements of clause (h)(v) or in its sole discretion may apply to any court of competent jurisdiction to select and appoint a successor Collateral Agent to act until such time, if any, as a successor Collateral Agent shall have been selected and appointed by the Trustee as provided in clause (h)(ii). Any successor Collateral Agent appointed by the Collateral Agent or such court as provided above shall immediately and without further act be superseded by any successor Collateral Agent appointed by the Trustee as provided in clause (h)(ii).

                   (v) Any replacement Collateral Agent shall be a bank trust company, or insurance company having capital, surplus and undivided profits of at least $100 million, the replacement of the Collateral Agent by such replacement Collateral Agent shall not violate any provision of any applicable law or create a relationship which would be in violation thereof, and, if such replacement Collateral Agent shall have been selected by the Trustee pursuant to clause (ii) above or by the Collateral Agent pursuant to clause (h)(iv), the fees charged by such replacement Collateral Agent shall not be commercially unreasonable.


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              (i)  INDEMNIFICATION OF COLLATERAL AGENT.  The Company, by its
consent hereto, hereby agrees to indemnify and hold the Collateral Agent, its officers, directors, employees and agents (including, but not limited to, any attorneys acting at the direction or on behalf of the Collateral Agent) harmless against any and all costs, claims, damages, penalties, liabilities, losses and expenses (including, but not limited to, court costs and attorneys' fees) which may be incurred by or asserted against the Collateral Agent or any such officers, directors, employees and agents by reason of its status as agent hereunder or which pertain, whether directly or indirectly, to this Agreement or the Collateral Documents, or to any action or failure to act of the Collateral Agent as agent hereunder, except to the extent any such action or failure to act by the Collateral Agent constitutes gross negligence or willful misconduct. The obligations of the Company under this Section 2(i) shall survive the payment in full of the Secured Indebtedness and the termination of this Agreement.

              (j) LIABILITY OF COLLATERAL AGENT. In the absence of gross negligence or willful misconduct, the Collateral Agent will not be liable to any Secured Party for any action or failure to act or any error of judgment, negligence, mistake or oversight on its part or on the part of any of its officers, directors, employees or agents.

              (k) NO RELIANCE ON COLLATERAL AGENT. Neither the Collateral Agent nor any of its officers, directors, employees or agents (including, but not limited to, any attorneys acting at the direction or on behalf of the Collateral Agent) shall be deemed to have made any representations or warranties, express or implied, with respect to, nor shall the Collateral Agent or any such officer, director, employee or agent be liable to any Secured Party or responsible for (i) any warranties or recitals made by the Company in the Collateral Documents or any other agreement, certificate, instrument or document executed by the Company in connection therewith, (ii) the due or proper execution or authorization of this Agreement or any Collateral Document by any party other than the Collateral Agent, or the effectiveness, enforceability, validity, genuineness or collectibility as against the Company of any Collateral Document or any other agreement, certificate, instrument or document executed by the Company in connection therewith, (iii) the present or future solvency or financial worth of the Company, or (iv) the value, condition, existence or ownership of any of the Collateral or the existence or perfection of any lien upon or security interest in the Collateral (whether now or hereafter held or granted) or the sufficiency of any action, filing, notice or other procedure taken or to be taken to perfect, attach or vest any lien or security interest in the Collateral. The Collateral Agent shall not be required, either initially or on a continuing basis, to (A) make any inquiry, investigation, evaluation or appraisal respecting, or enforce performance by the Company of, any of the covenants, agreements or obligations of the Company under any Collateral Document, or (B) undertake any other actions (other than actions expressly required to be taken by it under this Agreement). Nothing in any of the Collateral Documents, expressed or implied, is intended to or shall be so construed as to impose upon the Collateral Agent any obligations, duties or responsibilities except as set forth in this Agreement and therein. The Collateral Agent shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram, telecopy or other paper or document given to it by any Person reasonably and in good faith believed by it to be genuine and correct and to have been signed or sent by such Person. The Collateral Agent shall have no duty to inquire as to the performance or observance of any other


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terms, covenants or conditions of any Financing Agreement.  The Collateral Agent will not be required to inspect the properties or books and records of the Company for any purpose, including to determine compliance by the Company with its covenants respecting the perfection of security interests.

         3. LIEN PRIORITIES. The parties hereto expressly agree that, notwithstanding the relative priority or the time of grant, creation, attachment or perfection under applicable law of any security interests and liens, if any, of any Secured Party upon or in any of the Collateral to secure any Secured Indebtedness, whether such security interests and liens are now existing or hereafter acquired or arising and whether such security interests and liens are in or upon now existing or hereafter arising Collateral, such security interests and liens shall be security interests of and liens in favor of the Collateral Agent to secure the Secured Indebtedness in the priorities set forth in
Section 5 hereof.

         4. CERTAIN NOTICES. The Collateral Agent and each Secured Party agree to use their best efforts to give to the others (a) copies of any notice of the occurrence or existence of an Event of Default sent to the Company, simultaneously with the sending of such notice to the Company, (b) notice of the occurrence or existence of an Event of Default of which such party has knowledge, promptly after obtaining knowledge thereof, and (c) notice of an Enforcement by such party, prior to commencing such Enforcement, but the failure to give any of the foregoing notices shall not affect the validity of such notice of an Event of Default given to the Company or create a cause of action against or cause of forfeiture of any rights of the party failing to give such notice or create any claim or right on behalf of any third party. The Collateral Agent agrees to deliver to each Secured Party a copy of each notice or other communication received by it under any Collateral Document as soon as reasonably practicable after receipt thereof.

         5.   DISTRIBUTION OF PROCEEDS OF COLLATERAL AFTER ENFORCEMENT.

              (a) On and after the occurrence of an Enforcement, all proceeds of Collateral held or received by the Collateral Agent or any Secured Party (including, without limitation, (i) any amounts received or held by any Secured Party as a consequence of the exercise of any set-off or other appropriation of any account or any other property of the Company and (ii) any adequate protection payments received by any Secured Party on account of any Collateral in any bankruptcy proceeding) shall (in the case of such proceeds received by any Secured Party) promptly be delivered to the Collateral Agent and distributed by the Collateral Agent as follows:

                   (i) First, to the Collateral Agent in the amount of any unpaid Collateral Agent Obligations;

                   (ii) Next, to any Secured Parties from which an Avoided Payment has been recovered but has not been reimbursed pursuant to this clause
(ii) in the amount of any such Avoided Payments which have not been so reimbursed, pro rata in proportion to the respective amounts thereof;


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                   (iii) Next, to the extent proceeds remain, to the Lenders
and the Trustee (for itself and on behalf of the holders of the Securities) in the amount of the aggregate Accreted Value of the Securities and the principal amount of, and any unpaid interest on loans outstanding under the Bank Facility, and (without duplication) any unpaid premiums or payments due upon a Repurchase Offer due with respect to or constituting a part of, the Secured Indebtedness, pro rata in proportion to the respective amounts thereof; and

                   (iv) Next, to the extent proceeds remain, to the Lenders and the Trustee in the amount of any other unpaid Secured Indebtedness, pro rata in proportion to the respective amounts thereof.

         After the Secured Indebtedness has been finally paid in full in cash, the balance of proceeds of the Collateral, if any, shall be paid to the Company or as otherwise required by law.

              (b) For the purposes hereof, the interest or amortized original issue discount accrued on or constituting a part of the Secured Indebtedness shall include interest on the Secured Indebtedness at the rate specified in the applicable Financing Agreements from the date of filing of any proceeding under any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar laws irrespective of whether or not all or any portion of any such amounts are an allowed claim enforceable against the debtor in a case under any such law.

         6. AMENDMENTS TO AGREEMENTS; ACTIONS RELATED TO COLLATERAL; OTHER LIENS AND SECURITY INTERESTS.

              (a) Each Lender agrees that, without the consent in writing of the Trustee, it will not (i) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Secured Indebtedness, or (ii) from and after the institution of any bankruptcy or insolvency proceeding involving the Company, as respects the Collateral enter into any agreement with the Company with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection.

              (b) The Trustee agrees that, without the consent in writing of the Requisite Lenders, it will not (i) retain or obtain the primary or secondary obligations of any other obligor or obligors with respect to all or any part of the Secured Indebtedness, or (ii) from or after the institution of any bankruptcy or insolvency proceeding, as respects the Collateral enter into any agreement with the Company with respect to post-petition usage of cash collateral, post-petition financing arrangements or adequate protection.

              (c) Each Secured Party agrees that it will have recourse to the Collateral only through the Collateral Agent, that it shall have no independent recourse thereto and that it shall refrain from exercising any rights or remedies under the Collateral Documents which have or may have arisen or which may arise as a result of an Event of Default or an acceleration of the maturities of the Secured Indebtedness, except that, upon the direction of the Required Secured Parties, any Secured Party may (but shall not be required to) appropriate any amount of any balances held by it for the account of the Company or any other property held or


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owing by it to or for the credit or for the account of the Company provided that the amount appropriated is delivered to the Collateral Agent for application pursuant to Section 5 hereof. Without such direction, no Secured Party shall set-off or appropriate any such amount.

              (d) Nothing contained in this Agreement shall (i) prevent any Secured Party from imposing a default rate of interest in accordance with the applicable Financing Agreement, or prevent a Secured Party from raising any defenses or counterclaims in any action in which it has been made a party defendant or has been joined as a third party, except that the Collateral Agent may direct and control any defense directly relating to the Collateral or any one or more of the Collateral Documents as directed by the Required Secured Parties, which shall be governed by the provisions of this Agreement, or
(ii) affect or impair the right any Secured Party may have under the terms and conditions governing the Secured Indebtedness to accelerate and demand repayment of such Secured Indebtedness. Subject only to the express limitations set forth in this Agreement, each Secured Party retains the right to exercise freely its rights and remedies as a creditor of the Company in accordance with applicable law and agreements with the Secured Parties, including, without limitation, the right to file a lawsuit and obtain a judgment therein against the Company and to enforce such judgment against any assets of the Company.

              (e) Subject to the provisions set forth in this Agreement and the Financing Agreements, each Secured Party and its affiliates may (without having to account therefor to any Secured Party) own, sell, acquire and hold equity and debt securities of the Company, or any affiliate thereof, and lend money to and generally engage in any kind of business with the Company, and subject to the provisions of this Agreement, the Secured Parties and their affiliates may accept dividends, interest, principal payments, fees and other consideration from the Company for services in connection with this Agreement or otherwise without having to account of the same to the other Secured Parties.

         7.   ACCOUNTING; ADJUSTMENTS.

              (a) Each of the Collateral Agent and each Secured Party agrees to render an accounting to any of the others of the amounts of the outstanding Secured Indebtedness, receipts of payments from the Company or from the Collateral and of other items relevant to the provisions of this Agreement upon the reasonable request from one of the other Secured Parties as soon as reasonably practicable after such request, giving effect to the application of payments and the proceeds of Collateral as hereinbefore provided in this Agreement.

              (b) Each party hereto agrees that to the extent any payment of Secured Indebtedness made to it hereunder is in excess of the amount due to be paid to it hereunder, then it shall pay to the other parties hereto such amounts so that, after giving affect thereto, the amount received by such party is not in excess of the amount to be paid to it hereunder. Notwithstanding the foregoing, the Trustee shall not be liable to return any such excess amount paid to it if such excess amount has been distributed by it if the holders of the Securities prior to the time the Trustee received notice of the payment of such excess amount; provided, however,


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that, in such event, no further distributions shall be made to the Trustee pursuant to Section 5 hereof until distributions shall thereafter have been made to the other Lenders pursuant to Section 5 in an aggregate amount equal to such excess amount.

         8. NOTICES. Except as otherwise expressly provided herein, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered five (5) days after deposit in the United States mails, with proper postage prepaid, one business day after delivery to a courier for next day delivery, upon delivery by courier or upon transmission by telex, telecopy or similar electronic medium (provided that a copy of any such notice sent by such transmission is also sent by one of the other means provided hereunder within one day after the date sent by such transmission) to the addresses set forth below the signatures hereto, with a copy to any person or persons set forth below such signature shown as to receive a copy, or to such other address as any party designates to the others in the manner herein prescribed; PROVIDED that notices or other communications to the Collateral Agent and the Trustee shall be effective body upon receipt. Any party giving notice to any other party hereunder shall also give copies of such notice to all other parties.

         9. CONTESTING LIENS OR SECURITY INTERESTS; NO PARTITIONING OR MARSHALLING OF COLLATERAL; CONTESTING SECURED INDEBTEDNESS.

              (a) No Secured Party shall contest the validity, perfection, priority or enforceability of, or seek to avoid, have declared fraudulent or have put aside any lien or security interest granted to the Collateral Agent in compliance with the Indenture and the Pledge Agreement and each party hereby agrees to cooperate in the defense of any action contesting the validity, perfection, priority or enforceability of such liens or security interests.
Each party shall also use its best efforts to notify the other parties of any change in the location of the business operations of the Company of any change in law which would make it necessary or advisable to file additional financing statements in another location against the Company with respect to the liens and security interests intended to be created by the Collateral Documents, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any other party hereto or any third party.

              (b) Notwithstanding anything to the contrary in this Agreement or in any Collateral Document, no Secured Party shall have the right to have any of the Collateral partitioned, or to file a complaint or institute any proceeding at law or in equity to have any of the Collateral or any such security interest or other property partitioned, and each Secured Party hereby waives any such right. Each Secured Party hereby waives any and all rights to have the Collateral, or any part thereof, marshaled upon any foreclosure of any of the liens or security interests securing the Secured Indebtedness.

              (c) No Secured Party shall contest the validity or enforceability of or seek to avoid, have declared fraudulent or have set aside any Secured Indebtedness incurred in compliance with the Indenture. In the event any such Secured Indebtedness is invalidated, avoided, declared fraudulent or set aside for the benefit of the Company, the Secured Parties agree that such Secured Indebtedness shall nevertheless be considered to be outstanding for all purposes of this Agreement.

         10. NO ADDITIONAL RIGHTS FOR THE COMPANY HEREUNDER. The Company, by its consent hereto, acknowledges that it shall have no rights under this Agreement. If the Collateral Agent or any Secured Party shall violate the terms of this Agreement, the Company agrees, by its consent hereto, that it shall not use such violation as a defense to any enforcement by any such party of any obligations of the Company nor assert such violation as a counterclaim or basis for set-off or recoupment against any such party.

         11.  BANKRUPTCY PROCEEDINGS.   Except as provided in Section 6 hereof,
nothing contained herein shall limit or restrict the independent right of any Secured Party to initiate an action or actions in any bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding in its individual capacity and to appear or be heard on any matter before the bankruptcy or other applicable court in any such proceeding, including, without limitation, with respect to any question concerning the post-petition usage of Collateral and post-petition financing arrangements. The Collateral Agent, acting in such capacity, is not entitled to initiate such actions on behalf of any Secured Party or to appear and be heard on any matter before the bankruptcy or other applicable court in any such proceeding as the representative of any Secured Party. The Collateral Agent is not authorized in any such proceeding to enter into any agreement for, or give any authorization or consent with respect to, the post-petition usage of Collateral, unless such agreement, authorization or consent has been approved in writing by the Requisite Securityholders and the Requisite Lenders. This Agreement shall survive the commencement of any such bankruptcy, reorganization, compromise, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar proceeding.

         12. INDEPENDENT CREDIT INVESTIGATION. Neither the Collateral Agent nor any Secured Party, nor any of their respective directors, officers, agents or employees, shall be responsible to any of the others for the solvency or financial condition of the Company or the ability of the Company to repay any of the Secured Indebtedness, or for the value, sufficiency, existence or ownership of any of the Collateral, the perfection or vesting of any lien or security interest, or the statements of the Company, oral or written, or for the validity, sufficiency or enforceability of any of the Secured Indebtedness, any Financing Agreement, any Collateral Document, any document, instrument or agreement executed or delivered in connection with or pursuant to any of the foregoing, or the liens or security interests granted by the Company in connection therewith. Each Secured Party has entered into its respective financial agreements with the Company based upon its own independent investigation, and makes no warranty or representation to the other, nor does it rely upon any representation by any of the others, with respect to the matters identified or referred to in this Section 12.

         13. SUPERVISION OF OBLIGATIONS. Except to the extent otherwise expressly provided herein, each Secured Party shall be entitled to manage and supervise the obligations of the Company to it in accordance with applicable law and such Secured Party's practices in effect from time to time without regard to the existence of any other Secured Party.

         14. TURNOVER OF COLLATERAL. If any Secured Party (other than the Collateral Agent) acquires custody, control or possession of any Collateral or any proceeds thereof other than pursuant to the terms of this Agreement, such Secured Party shall promptly cause such Collateral or the proceeds thereof to be delivered to or put in the custody, possession or control of the Collateral Agent for disposition and distribution in accordance with the provisions of
Section 5 of this Agreement. Until such time as such Secured Party shall have complied with the provisions of the immediately preceding sentence, such Secured Party shall be deemed to hold such Collateral and the proceeds thereof in trust for the parties entitled thereto under this Agreement.

         15. AMENDMENT. An amendment, supplement, modification, restatement or waiver hereof shall be effective if, and only if, consented to in writing by the Requisite Securityholders (or the Trustee on their behalf) and the Requisite Lenders (or any agent on their behalf); PROVIDED, HOWEVER, that no such amendment, supplement, modification, restatement, waiver or consent which could reasonably be expected to adversely affect any of the Collateral Agent's rights, immunities or indemnities hereunder or which could reasonably be expected to impose any additional responsibilities upon the Collateral Agent shall be effective without the written consent of the Collateral Agent; and PROVIDED, FURTHER, that no such amendment, supplement, modification restatement, waiver or consent shall be effective (i) against the Trustee or any holder of Securities unless it has been consented to in compliance with all of the terms and provisions of the Indenture or (ii) against any Lender unless it has been consented to in compliance with all of the terms and provisions of the applicable Financing Agreements.

         16.  SUCCESSORS AND ASSIGNS; REFINANCINGS.

              (a) This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of each of the parties hereof, including subsequent holders of the Secured Indebtedness, provided that (i) no Lender shall assign or transfer any interest in any Secured Indebtedness under a Bank Facility unless such transfer or assignment is made subject to this Agreement and the applicable transferee or assignee becomes a signatory to this Agreement and assumes the obligations of the transferor or assignor hereunder with respect to the Secured Indebtedness so assigned from and after the time of such transfer or assignment, and (ii) the appointment of any replacement Collateral Agent shall be subject to the provisions of Section 2(h) hereof.

              (b) In the event of any refinancing of the respective extensions of credit provided by any Bank Facility or the Securities, then the Person or Persons providing such refinancing or a trustee or agent therefor (the "Refinancing Person") may succeed to the rights hereunder of the Person or Persons whose credit extension is being refinanced (the "Refinanced Person") with respect to the Secured Indebtedness being refinanced, and the indebtedness being provided by such refinancing may become Secured Indebtedness entitled to the benefits of the liens and security interests in the Collateral pursuant to the Collateral Documents, subject to the provisions hereof, provided that (i) the Refinancing Person becomes a signatory to this Agreement and assumes the obligations of the Refinanced Person with respect to the Secured Indebtedness being refinanced by executing and delivering to the Secured Parties a counterpart of this Agreement, (ii) the principal amount of the credit available at any time under such refinancing shall not exceed the principal amount of the outstanding Secured Indebtedness being refinanced at the time of such refinancing plus the amount of any prepayment premium and expenses reasonably incurred by the Company in connection with such refinancing (PROVIDED, HOWEVER, that nothing contained in this paragraph (b) shall limit the right of the Company to incur indebtedness pursuant to a Permitted Bank Facility in accordance with the Indenture).

         17. LIMITATION RELATIVE TO OTHER AGREEMENTS. Nothing contained in this Agreement is intended to impair, as between any Secured Party and the Company, the rights of such Secured Party and the obligations of the Company under the Financing Agreements between the Company and such Secured Party.

         18. COUNTERPARTS. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which, when so executed and delivered, shall be an original, but all of which together shall constitute but one and the same instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

         19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

         20. INDENTURE TRUSTEE. Each of the other parties to this Agreement acknowledges that the Trustee is entering into this Agreement in its capacity as Trustee under the Indenture and not in its individual capacity.

         21. TERMINATION. This Agreement shall terminate automatically on the 91st day following the payment in full of the Secured Indebtedness; PROVIDED, HOWEVER, that SECTION 2(i) of this Agreement shall survive, and remain operative and in full force and effect, regardless of the termination of this Agreement.

         22. REPRESENTATIONS AND WARRANTIES. Each of the Collateral Agent, the Trustee, the Lenders and the Company represents and warrants to the other parties hereto that (a) the execution, delivery and performance of this Agreement (i) has been duly authorized by all requisite corporate, partnership or other action on its part and (ii) will not contravene any provision of its charter or bylaws or any order of any court or other governmental authority applicable to it, and (b) this Agreement has been duly executed and delivered by it and constitutes its legal, valid and binding obligation.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above.

                                       MARINE MIDLAND BANK,
                                       as Trustee


                                       By:  /s/ Charles E. Bauer
                                          ------------------------------------
                                            Name: Charles E. Bauer
                                            Title: Vice President



                                       Address for notices:
                                       Marine Midland Bank
                                       140 Broadway, 12th Floor
                                       New York, NY 10005-1180
                                       Attn:  Corporate Trust Administration



                                       BANKERS TRUST COMPANY,
                                       as Collateral Agent


                                       By:  /s/ Kevin Weeks
                                          ------------------------------------
                                            Name: Kevin Weeks
                                            Title: Assistant Vice President


                                       Address for notices:
                                       Bankers Trust Company
                                       Four Albany Street, 4th Floor
                                       New York, NY 10006


                             SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

                                       VANGUARD CELLULAR FINANCIAL
                                       CORPORATION




                                       By:  /s/ Richard C. Rowlenson
                                          ------------------------------------
                                            Name: Richard C. Rowlenson
                                            Title: Vice President


                                       Address for notices:
                                       Vanguard Cellular Financial Corporation
                                       2002 Pisgah Church Road, Suite 300
                                       Greensboro, NC 27455



                                       TORONTO DOMINION INVESTMENTS, INC.


                                       By:  /s/ Martha L. Gariepy
                                          ------------------------------------
                                            Name: Martha L. Gariepy
                                            Title: Vice President

                                       Address for notices:
                                       Toronto Dominion Investments, Inc.
                                       909 Fannin, Suite 1700
                                       Houston, TX 77010


                             SIGNATURE PAGE TO INTERCREDITOR AGREEMENT

                                       ---------------------------------------
                                       [Type or Print Name of Lender]


                                       By:
                                          ------------------------------------
                                            Name:
                                            Title:


                                       Address for notices:



Acknowledged and consented to:

INTERNATIONAL WIRELESS
COMMUNICATIONS HOLDINGS, INC.


By:    /s/ Douglas S. Sinclair
----------------------------------------
    Name:  Douglas S. Sinclair
    Title: Executive Vice President


INTERNATIONAL WIRELESS
COMMUNICATIONS, INC.


By:    /s/ Douglas S. Sinclair
----------------------------------------
    Name:  Douglas S. Sinclair
    Title:  Executive Vice President


                             SIGNATURE PAGE TO INTERCREDITOR AGREEMENT